UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MAC-GRAY CORPORATION
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Contacts:

Michael J. Shea	Scott Solomon
Chief Financial Officer	Vice President
Mac-Gray Corporation	Sharon Merrill
781-487-7610	617-542-5300
Email: mshea@macgray.com	Email: tuc@investorrelations.com

Mac-Gray Corporation Highlights Business and
Governance Initiatives in Shareholder Presentations

Company Rebuts Moab Capital Partners’ Distorted Claims

WALTHAM, MA, May 13, 2013  —Mac-Gray Corporation (NYSE: TUC), the nation’s premier provider of laundry facilities management services to multi-family housing, today announced that it has filed a new shareholder presentation with the Securities and Exchange Commission ahead of the Company’s 2013 Annual Meeting of Stockholders on Thursday, May 30, 2013.

The new presentation refutes misleading claims by a dissident shareholder, Moab Capital Partners, LLC, and reiterates the Company’s success in creating shareholder value through improved net income, reduced leverage and increased dividend payments. The new presentation supplements the Company’s Proxy Advisory Presentation filed May 9, 2013, which outlines Mac-Gray’s business and corporate governance initiatives.

Today’s presentation makes five key points:

•                  The dissident overlooks the impact of higher rents and stagnant wages on Mac-Gray’s potential customers

•                  The dissident has continuously mischaracterized Mac-Gray’s acquisitions and growth strategy

•                  Year-end stock price data demonstrates that Mac-Gray has outperformed the broader market indices in three of the past four years

•                  Mac-Gray’s board acted in the best interest of shareholders in rejecting an unsolicited offer to acquire the Company from Coinmach and an unsolicited proposal from KP Capital

•                  Despite a challenging economy, management and the Board are executing a multi-pronged strategy that has resulted in adjusted EPS increasing from $0.06 per share in 2009 to $0.43 per share in 2012

The May 9th Proxy Advisory Presentation is available at the following link:

http://phx.corporate-ir.net/External.File?item=UGFyZW50SUQ9MTg1NTc5fENoaWxkSUQ9LTF8VHlwZT0z&t=1

The Supplemental Proxy Advisory Presentation is available at the following link:

http://phx.corporate-ir.net/External.File?item=UGFyZW50SUQ9MTg1NDYxfENoaWxkSUQ9LTF8VHlwZT0z&t=1

About Mac-Gray Corporation

Founded in 1927, Mac-Gray derives its revenue principally through the contracting of debit-card- and coin-operated laundry facilities in multi-unit housing facilities such as apartment buildings, college and university residence halls, condominiums and public housing complexes. Mac-Gray manages laundry rooms located in 44 states and the District of Columbia. Mac-Gray also sells and services commercial laundry equipment to retail laundromats and other customers through its product sales division. To learn more about Mac-Gray, visit the Company’s website at www.macgray.com.

Important Shareholder Information

The Company will hold its 2013 Annual Meeting of Stockholders on May 30, 2013. On April 29, 2013, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to its shareholders a definitive proxy statement in connection with the Annual Meeting and the solicitation of proxies (the “2013 Proxy Statement”). The 2013 Proxy Statement contains important information about Mac-Gray, the Annual Meeting and related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE 2013 PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION.

The 2013 Proxy Statement and other relevant solicitation materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained by investors and security holders free of charge at the SEC’s web site at www.sec.gov. In addition, Mac-Gray’s filings with the SEC, including the 2013 Proxy Statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from Mac-Gray by directing a request to the Company at 404 Wyman Street, Suite 400, Waltham, Massachusetts 02451, Attention: Secretary. Such materials are also available at www.macgray.com/proxy.

Mac-Gray and its directors and executive officers are deemed to be participants in the solicitation of proxies from Mac-Gray’s shareholders in connection with the Annual Meeting. Information regarding Mac-Gray’s directors and executive officers, including a description of their direct and indirect interests by security holdings, is contained in the 2013 Proxy Statement and in Mac-Gray’s 2012 Annual Report on Form 10-K filed with the SEC on March 15, 2013 (the “2012 Annual Report”).

Cautionary Statements

This news release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities

Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements regarding Mac-Gray’s upcoming 2013 Annual Meeting; Mac-Gray’s corporate governance measures and other statements regarding the future operation, direction and success of the Company’s business. Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, general economic conditions, changes in multi-housing vacancy rates, Mac-Gray’s ability to renew long-term customer contracts, and those risks set forth in the 2012 Annual Report under “Risk Factors” and in other reports subsequently filed with the SEC. Mac-Gray undertakes no obligation to update any forward-looking statements, which speak only as of the date of this news release.

Mac-Gray reports net income, as adjusted results, which is a non-GAAP financial measure, as a complement to results provided in accordance with accounting principles generally accepted in the United States (GAAP).  Net income, as adjusted excludes certain gains and losses from the comparable GAAP net income, is an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. These non-GAAP results are among the primary indicators management uses as a basis for evaluating the Company’s financial performance as well as for forecasting future periods.  Management establishes performance targets, annual budgets and makes critical operating decisions based upon these metrics. Accordingly, disclosure of these non-GAAP measures provides investors with the same information that management uses to understand the Company’s true economic performance year over year.  See Appendix 1 and 2 to the ISS Presentation for definitions of and information regarding the non-GAAP financial measures contained in this news release, together with a reconciliation of such non-GAAP measures to GAAP measures.

If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact:

MacKenzie Partners, Inc.

105 Madison Avenue

New York, NY 10016

proxy@mackenziepartners.com

(212) 929-5500 (Call Collect)

Or

TOLL-FREE (800) 322-2885